Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are provided to record the effects of temporary differences between the tax basis of an asset or liability and its amount as reported in our consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years.

The components comprising our deferred tax assets and liabilities are as follows:

	December 31,
(In thousands)	2017	2016
Deferred tax assets
Federal net operating loss carryforwards	$110,350	$201,978
State net operating loss carryforwards	45,096	38,715
Share-based compensation	14,226	26,344
Other	35,161	63,815
Gross deferred tax assets	204,833	330,852
Valuation allowance	(28,821)	(28,402)
Deferred tax assets, net of valuation allowance	176,012	302,450

Deferred tax liabilities
Difference between book and tax basis of property and intangible assets	219,090	337,654
State tax liability	33,777	31,443
Other	9,802	14,807
Gross deferred tax liabilities	262,669	383,904
Deferred tax liabilities, net	$86,657	$81,454

At December 31, 2017, we have unused federal general business tax credits of approximately $8.0 million which may be carried forward or used until expiration beginning in 2036 and alternative minimum tax credits of $10.4 million which may be used or refunded through 2022. We have a federal income tax net operating loss of approximately $525.5 million, which may be carried forward or used until expiration beginning in 2031. We also have state income tax net operating loss carryforwards of approximately $732.4 million, which may be used to reduce future state income taxes. The state net operating loss carryforwards will expire in various years ranging from 2018 to 2036, if not fully utilized.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act"). As part of our analysis of the impact of the Tax Act, we have recorded a discrete net tax benefit of $60.1 million in the period ending December 31, 2017. This tax benefit is due to the corporate federal tax rate reduction on our net deferred tax liability.

The SEC staff issued Staff Accounting Bulletin 118 ("SAB 118") which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under Accounting Standards Codification 740, Income Taxes ("ASC 740"). In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act. We have recorded an adjustment as a result of the Tax Act as described above. We believe our analysis to be complete and do not anticipate any material future changes to financial statements as a result of the impact of the Tax Act. If any changes are determined, we will record those as part of the measurement period.

Valuation Allowance on Deferred Tax Assets
Management assesses available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. In evaluating our ability to recover deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies and results of recent operations.

As part of our review in determining the need for a valuation allowance, we assess the potential release of existing valuation allowances. In 2016, we determined that the positive evidence in favor of releasing the valuation allowance, particularly evidence that was objectively verifiable, outweighed the negative evidence. We utilize a rolling twelve quarters of pretax income adjusted for permanent book to tax differences as a measure of cumulative results in recent years. We transitioned from a cumulative loss position to a cumulative income position over the rolling twelve quarters during 2016. Other evidence considered in the analysis included, but was not limited to, a trend reflective of improvement in recent earnings, forecasts of profitability and taxable income and the reversal of existing temporary differences. The change in these conditions during 2016 provided positive evidence that supported the release of the valuation allowance against a significant portion of our deferred tax assets. As such, we concluded that it was more likely than not that the benefit from these deferred tax assets would be realized. As a result, during the year ended December 31, 2016, we released $203.9 million of valuation allowance on our federal and state income tax net operating loss carryforwards and other deferred tax assets. For the year ended December 31, 2017, no significant changes of evidence have occurred that would require a change to our valuation allowance position.

We have maintained a valuation allowance of $28.8 million against certain federal and state deferred tax assets as of December 31, 2017 due to uncertainties related to our ability to realize the tax benefits associated with these assets. In assessing the need to establish a valuation allowance, we consider, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of profitability and taxable income, the duration of statutory carryforward periods, our experience with the utilization of operating loss and tax credit carryforwards before expiration and tax planning strategies. Valuation allowances are evaluated periodically and subject to change in future reporting periods as a result of changes in the factors noted above.

Provision (Benefit) for Income Taxes
A summary of the provision (benefit) for income taxes is as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Current
Federal	$(10,367)	$—	$—
State	5,335	1,242	2,052
Total current taxes provision	(5,032)	1,242	2,052
Deferred
Federal	6,449	(192,472)	(9,493)
State	1,698	(8,703)	816
Total deferred taxes benefit	8,147	(201,175)	(8,677)
Provision (benefit) for income taxes from continuing operations	$3,115	$(199,933)	$(6,625)

Provision (benefit) for income taxes included on the consolidated statement of operations
Provision (benefit) for income taxes from continuing operations	$3,115	$(199,933)	$(6,625)
Provision (benefit) for income taxes from discontinued operations	14,855	146,379	(540)
Provision (benefit) for income taxes from continuing and discontinued operations	$17,970	$(53,554)	$(7,165)

Our tax provision for the year ended December 31, 2017 was favorably impacted by the federal statutory tax rate change applied to our net deferred tax liability. Based on this revaluation, we have recorded a discrete tax benefit of $60.1 million.

Our tax benefit for the year ended December 31, 2016 resulted from the release of a valuation allowance on our federal and state net operating loss carryforwards and other deferred tax assets.

Our tax benefit for the year ended December 31, 2015 was favorably impacted by the partial release of the valuation allowance on our federal and state net operating losses, impairment charges to indefinite lived intangible assets which resulted in a reduction in our recognized deferred tax liability on these assets, federal and state audit settlements in connection with our IRS and New Jersey income tax examinations and, the realization of certain unrecognized tax benefits, inclusive of the reversal of related accrued interest.

Additionally, the tax benefit in 2015 was adversely impacted by an accrual of non-cash tax expense in connection with the tax amortization of indefinite lived intangible assets that was not available to offset existing deferred tax assets. The deferred tax liabilities created by the tax amortization of these intangibles cannot be used to offset corresponding increases in the net operating loss deferred tax assets in determining our valuation allowance.

The following table provides a reconciliation between the federal statutory rate and the effective income tax rate, expressed as a percentage of income from continuing operations before income taxes:

	Year Ended December 31,
	2017	2016	2015
Tax at federal statutory rate	35.0%	35.0%	35.0%
Federal statutory rate change on deferred tax liability	(35.2)%	—%	—%
State income taxes, net of federal benefit	2.7%	(60.8)%	64.1%
Compensation-based credits	(1.0)%	(22.3)%	(55.5)%
Valuation allowance for deferred tax assets	—%	(2,548.1)%	179.9%
Company provided benefits	0.5%	15.2%	139.8%
Nondeductible expenses	0.5%	10.6%	17.3%
Tax exempt interest	(0.3)%	(7.1)%	(12.6)%
Accrued interest on uncertain tax benefits	0.1%	2.1%	(127.7)%
Uncertain tax benefits	—%	—%	(385.4)%
Other, net	(0.5)%	1.6%	(4.0)%
Effective tax rate	1.8%	(2,573.8)%	(149.1)%

Status of Examinations
In January 2015, we received Joint Committee on Taxation ("Joint Committee") approval of the 2005-2009 IRS appeals settlement reached in August 2013. We received a refund of $2.4 million in connection with the appeals settlement. Additionally, in 2015, we received a final audit determination in connection with our New Jersey examination, effectively settling years 2003 through 2009. We received a refund of $1.1 million as a result of the New Jersey examination.

We generated net operating losses on our federal income tax returns for years 2011 - 2013. These returns remain subject to federal examination until the statute of limitations expires for the year in which the net operating losses are utilized.

We are also currently under examination for various state income and franchise tax matters. As it relates to our material state returns, we are subject to examination for tax years ended on or after December 31, 2001, and the statute of limitations will expire over the period September 2018 through October 2021.

We believe that we have adequately reserved for any tax liability; however, the ultimate resolution of these examinations may result in an outcome that is different than our current expectation. We do not believe the ultimate resolution of these examinations will have a material impact on our consolidated financial statements.

Other Long-Term Tax Liabilities
The impact of an uncertain income tax position taken in our income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position is not recognized if it has less than a 50% likelihood of being sustained. Our liability for uncertain tax positions is recorded as other long-term tax liabilities in our consolidated balance sheets.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Unrecognized tax benefit, beginning of year	$2,482	$2,482	$30,198
Additions:
Tax positions related to current year	—	—	—
Reductions:
Tax position related to prior years	—	—	(27,716)
Unrecognized tax benefits, end of year	$2,482	$2,482	$2,482

Included in the $2.5 million balance of unrecognized tax benefits at December 31, 2017, are $2.0 million of federally tax effected benefits that, if recognized, would impact the effective tax rate. We recognize interest related to unrecognized tax benefits in our income tax provision. During the year ended December 31, 2017, we recognized interest and penalties of approximately $0.1 million in our tax provision. During the year ended December 31, 2015 we recognized interest related benefits, due to favorable settlements, of $6.2 million in our income tax provision. We have accrued $1.0 million and $0.8 million of interest and penalties as of December 31, 2017 and 2016, respectively, in our consolidated balance sheets.

During the first quarter of 2015, we received Joint Committee approval on our IRS appeals agreement, effectively settling our 2005 through 2009 examination. During the third quarter of 2015, we received a final audit determination in connection with our New Jersey examination, effectively settling years 2003 through 2009. As a result of the resolution of these audits, we reduced our unrecognized tax benefits by $27.7 million, of which $19.5 million impacted our effective tax rate. Due to the utilization of tax loss carryforwards in certain states, the statute of limitations remains open with respect to years in which the tax losses are utilized. When these years close, unrecognized tax benefits may be realized. We do not anticipate any material changes to our unrecognized tax benefits over the next twelve-month period.